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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 28, 1999

                                  S2 GOLF INC.
             (Exact Name or Registrant as Specified in its Charter)

New Jersey                                 0-14146          22-2388568
(State or other jurisdiction of          (Commission        (I.R.S. Employer
incorporation or organization)           File Number)       (Identification No.)

18 Gloria Lane, Fairfield, NJ                               07004
(Address of Principal Executive Office)                     (Zip Code)

                                 (201) 227-7783
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 28, 1999, S2 Golf Inc. (the "Company") dismissed the Company's independent accountants, Deloitte & Touche LLP (the "Independent Accountants"). The Audit Committee of the Company's Board of Directors voted on June 24, 1999 to approve the dismissal of the Independent Accountants.

The Independent Accountants' report on the Company's financial statements in each of the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal years ended December 31, 1997 and December 31, 1998 and during all full and partial subsequent interim periods beginning on January 1, 1999 and ending on June 24, 1999, the Company and the Independent Accountants did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

16.1     Letter from Deloitte & Touche LLP.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      S2 GOLF INC.

Date:  6/29/99                                        /s/  Douglas A. Buffington

                                                      By:  Douglas A. Buffington
                                                           President and Chief
                                                           Operating Officer



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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
------            -------

16.1              Letter from Deloitte & Touche LLP.